                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
FUNDS)                                 FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME TRUST II
SERIES)
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO MUNICIPAL TRUST
FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO PENNSYLVANIA VALUE MUNICIPAL
TAX-EXEMPT FUNDS)                      INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO INVESCO QUALITY MUNICIPAL INCOME TRUST TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO SECURITIES TRUST
VARIABLE INSURANCE FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO SENIOR INCOME TRUST
TRUST II
INVESCO BOND FUND                      INVESCO SENIOR LOAN FUND
                                       INVESCO TRUST FOR INVESTMENT GRADE
                                       MUNICIPALS
                                       INVESCO TRUST FOR INVESTMENT GRADE
                                       NEW YORK MUNICIPALS
                                       INVESCO VALUE MUNICIPAL INCOME TRUST

       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         Exhibit A to Advisory Fee MOA

          AIM COUNSELOR
          SERIES TRUST
        (INVESCO COUNSELOR
          SERIES TRUST)                            WAIVER DESCRIPTION                  EFFECTIVE DATE EXPIRATION DATE
        ------------------          -------------------------------------------------  -------------- ---------------
Invesco Strategic Real Return Fund    Invesco will waive advisory fees in an amount      4/30/2014      06/30/2016
                                     equal to the advisory fees earned on underlying
                                                 affiliated investments

          AIM INVESTMENT
          FUNDS (INVESCO
          INVESTMENT FUNDS                          WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
          ----------------            -----------------------------------------------  -------------- ---------------
Invesco Global Targeted Returns Fund   Invesco will waive advisory fees in an amount     12/17/2013     06/30/2016
                                      equal to the advisory fees earned on underlying
                                                  affiliated investments

Invesco Strategic Income Fund          Invesco will waive advisory fees in an amount      5/2/2014      06/30/2016
                                      equal to the advisory fees earned on underlying
                                                  affiliated investments

Invesco Unconstrained Bond Fund        Invesco will waive advisory fees in an amount     10/14/2014     06/30/2016
                                      equal to the advisory fees earned on underlying
                                                  affiliated investments

       AIM TREASURER'S
        SERIES TRUST
    (INVESCO TREASURER'S
        SERIES TRUST)                            WAIVER DESCRIPTION                    EFFECTIVE DATE EXPIRATION DATE
     --------------------      ------------------------------------------------------  -------------- ---------------
Premier Portfolio                Invesco will waive advisory fees in the amount of        2/1/2011      12/31/2015
                                    0.07% of the Fund's average daily net assets

Premier U.S. Government Money    Invesco will waive advisory fees in the amount of        2/1/2011      12/31/2015
Portfolio                           0.07% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                             EFFECTIVE DATE   COMMITTED UNTIL
---------                                            ----------------- ---------------
Invesco American Franchise Fund                      February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund              February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                            June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund                February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                       February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                             July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund                 July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                       February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund               July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund            February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                           February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund                     February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund                    April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                               EFFECTIVE DATE COMMITTED UNTIL
---------                                               -------------- ---------------
Invesco Charter Fund                                     July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                        July 1, 2007   June 30, 2016
Invesco Summit Fund                                      July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco European Small Company Fund                      July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                          July 1, 2007   June 30, 2016
Invesco International Small Company Fund                 July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                            July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ----------------- ---------------
Invesco Alternative Strategies Fund                  February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund                  February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                       July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund                   October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                          July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                           February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Asia Pacific Growth Fund                         July 1, 2007   June 30, 2016
Invesco European Growth Fund                             July 1, 2007   June 30, 2016
Invesco Global Growth Fund                               July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                       August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund               July 1, 2007   June 30, 2016
Invesco International Core Equity Fund                   July 1, 2007   June 30, 2016
Invesco International Growth Fund                        July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                       August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                                ------------------ ---------------
Invesco All Cap Market Neutral Fund                 December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund1                 May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy Fund/2/    November 29, 2010   June 30, 2016
Invesco China Fund                                     July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                        July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund                   May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt Fund      June 14, 2010     June 30, 2016
Invesco Endeavor Fund                                  July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                        July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund                     May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund                  December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/             September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/             December 17, 2013   June 30, 2016
Invesco International Total Return Fund                July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                      December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund        December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund             December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                       December 17, 2013   June 30, 2016
Invesco MLP Fund                                     August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                         February 12, 2010   June 30, 2016
Invesco Premium Income Fund                         December 13, 2011   June 30, 2016
Invesco Select Companies Fund                          July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                          May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund                      October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ----------------- ---------------
Invesco Corporate Bond Fund                          February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                        July 1, 2007     June 30, 2016
Invesco High Yield Fund                                July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund                 July 1, 2007     June 30, 2016
Invesco Money Market Fund                              July 1, 2007     June 30, 2016
Invesco Real Estate Fund                               July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                           July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                           July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ----------------- ---------------
Invesco American Value Fund                          February 12, 2010  June 30, 2016
Invesco Comstock Fund                                February 12, 2010  June 30, 2016
Invesco Energy Fund                                    July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                           July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund                    July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                          February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                         February 12, 2010  June 30, 2016
Invesco Technology Fund                                July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                       February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund                     February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ----------------- ---------------
Invesco High Yield Municipal Fund                    February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income Fund      February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                        February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund                February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                           July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund                     July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ----------------- ---------------
Invesco V.I. American Franchise Fund                 February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund                     February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/        December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                           February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                          July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund               February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund           February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund                  February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund                 February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund                July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund                  February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                           July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund                 July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund                  July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund                     February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                         July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund                      February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund                     July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                           July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund                  July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                                   EFFECTIVE DATE  COMMITTED UNTIL
----                                                  ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund      January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Conservative Income Fund                         July 1, 2014   June 30, 2016

                               CLOSED-END FUNDS

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Advantage Municipal Income Trust II              May 15, 2012   June 30, 2016
Invesco Bond Fund                                        May 15, 2012   June 30, 2016
Invesco California Value Municipal Income Trust          May 15, 2012   June 30, 2016
Invesco Dynamic Credit Opportunities Fund                May 15, 2012   June 30, 2016
Invesco Exchange Fund                                    May 15, 2012   June 30, 2016
Invesco High Income Trust II                             May 15, 2012   June 30, 2016
Invesco Municipal Income Opportunities Trust             June 1, 2010   June 30, 2016
Invesco Municipal Opportunity Trust                      May 15, 2012   June 30, 2016
Invesco Municipal Trust                                  May 15, 2012   June 30, 2016
Invesco Pennsylvania Value Municipal Income Trust        May 15, 2012   June 30, 2016
Invesco Quality Municipal Income Trust                   June 1, 2010   June 30, 2016
Invesco Senior Income Trust                              May 15, 2012   June 30, 2016
Invesco Senior Loan Fund                                 May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade Municipals            May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade New York Municipals   May 15, 2012   June 30, 2016
Invesco Value Municipal Income Trust                     June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO HIGH INCOME TRUST II
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                         as of December 3, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                            ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                               Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                               Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                               Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                               Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                              Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                              Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                               Contractual     1.75%      July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                               Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                               Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                               Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                               Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                               Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                               Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                               Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                               Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                              Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                              Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                               Contractual     0.59%    January 1, 2014   December 31, 2014

Invesco Core Plus Bond Fund
   Class A Shares                               Contractual     0.86%    January 1, 2015   December 31, 2015
   Class B Shares                               Contractual     1.61%    January 1, 2015   December 31, 2015
   Class C Shares                               Contractual     1.61%    January 1, 2015   December 31, 2015
   Class R Shares                               Contractual     1.11%    January 1, 2015   December 31, 2015
   Class R5 Shares                              Contractual     0.61%    January 1, 2015   December 31, 2015
   Class R6 Shares                              Contractual     0.61%    January 1, 2015   December 31, 2015
   Class Y Shares                               Contractual     0.61%    January 1, 2015   December 31, 2015

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                               Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                               Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                               Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                               Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                              Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                               Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                               Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                               Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                               Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                               Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                              Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                              Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                               Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                               Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                               Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                               Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                              Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                              Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                               Contractual     1.25%    October 3, 2008     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                                CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                            ------------ -------------------- ------------------ -----------------
Invesco Global Real Estate Income Fund
   Class A Shares                               Contractual         2.00%            July 1, 2009      June 30, 2015
   Class B Shares                               Contractual         2.75%            July 1, 2009      June 30, 2015
   Class C Shares                               Contractual         2.75%            July 1, 2009      June 30, 2015
   Class R5 Shares                              Contractual         1.75%            July 1, 2009      June 30, 2015
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                               Contractual         1.75%            July 1, 2009      June 30, 2015

Invesco Growth and Income Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2015
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2015
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2015
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2015

Invesco Low Volatility Equity Yield Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2015
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2015
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2015
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2015
   Investor Class Shares                        Contractual         2.00%            July 1, 2012      June 30, 2015

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                               Contractual         1.50%            July 1, 2012      June 30, 2015
   Class B Shares                               Contractual         2.25%            July 1, 2012      June 30, 2015
   Class C Shares                               Contractual         2.25%            July 1, 2012      June 30, 2015
   Class Y Shares                               Contractual         1.25%            July 1, 2012      June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2015
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2015

Invesco Small Cap Discovery Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2015
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2015
   Class R5 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2015
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                               Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2015
   Class C Shares                               Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2015
   Class R Shares                               Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2015
   Class R5 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2015
   Class R6 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2015
   Class Y Shares                               Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                            ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                               Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                               Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                               Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                              Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                              Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                               Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015

Invesco Diversified Dividend Fund
   Class A Shares                               Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                               Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                               Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                               Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                              Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                              Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                               Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares                        Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                               Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                               Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                               Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                              Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                               Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                            ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                               Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                               Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                               Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                               Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                               Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                               Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                               Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                              Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                               Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small Company Fund
   Class A Shares                               Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                               Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                               Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                              Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                              Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                            ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                               Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                               Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                               Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                              Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                              Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ ----------------
Invesco Alternative Strategies Fund
   Class A Shares                            Contractual     0.52%    October 14, 2014  October 31, 2016
   Class C Shares                            Contractual     1.27%    October 14, 2014  October 31, 2016
   Class R Shares                            Contractual     0.77%    October 14, 2014  October 31, 2016
   Class R5 Shares                           Contractual     0.27%    October 14, 2014  October 31, 2016
   Class R6 Shares                           Contractual     0.27%    October 14, 2014  October 31, 2016
   Class Y Shares                            Contractual     0.27%    October 14, 2014  October 31, 2016

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                            Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                           Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                           Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                            Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                           Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                           Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                           Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                            Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                            Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                           Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                           Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                            Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                           Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                           Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                           Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                            Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                            Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                           Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                           Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                            Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                           Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                           Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                           Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                            Contractual     0.00%    November 4, 2009   April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                         ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                            Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                           Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                           Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                            Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                           Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                           Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                           Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                            Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                            Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                           Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                           Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                            Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                           Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                           Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                           Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                            Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Conservative Allocation Fund
   Class A Shares                            Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                            Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                            Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                            Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                           Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                            Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                            Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                            Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                            Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                            Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                           Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                           Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                            Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity
  Yield Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                            Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                            Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                            Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                            Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                            Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                           Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                            Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                            Contractual     1.75%      July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                         ------------ -------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                            Contractual         0.25%            May 1, 2012     April 30, 2016
   Class B Shares                            Contractual         1.00%            May 1, 2012     April 30, 2016
   Class C Shares                            Contractual         1.00%            May 1, 2012     April 30, 2016
   Class R Shares                            Contractual         0.50%            May 1, 2012     April 30, 2016
   Class R5 Shares                           Contractual         0.00%            May 1, 2012     April 30, 2016
   Class Y Shares                            Contractual         0.00%            May 1, 2012     April 30, 2016

Invesco International Allocation Fund
   Class A Shares                            Contractual         2.25%            May 1, 2012     June 30, 2015
   Class B Shares                            Contractual         3.00%            May 1, 2012     June 30, 2015
   Class C Shares                            Contractual         3.00%            May 1, 2012     June 30, 2015
   Class R Shares                            Contractual         2.50%            May 1, 2012     June 30, 2015
   Class R5 Shares                           Contractual         2.00%            May 1, 2012     June 30, 2015
   Class Y Shares                            Contractual         2.00%            May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                            Contractual         2.00%            July 1, 2009    June 30, 2015
   Class B Shares                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class C Shares                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class R Shares                            Contractual         2.25%            July 1, 2009    June 30, 2015
   Class R5 Shares                           Contractual         1.75%            July 1, 2009    June 30, 2015
   Class R6 Shares                           Contractual         1.75%         September 24, 2012 June 30, 2015
   Class Y Shares                            Contractual         1.75%            July 1, 2009    June 30, 2015

Invesco Moderate Allocation Fund
   Class A Shares                            Contractual         1.50%            July 1, 2012    June 30, 2015
   Class B Shares                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class C Shares                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class R Shares                            Contractual         1.75%            July 1, 2012    June 30, 2015
   Class R5 Shares                           Contractual         1.25%            July 1, 2012    June 30, 2015
   Class S Shares                            Contractual         1.40%            July 1, 2012    June 30, 2015
   Class Y Shares                            Contractual         1.25%            July 1, 2012    June 30, 2015

Invesco Multi-Asset Inflation Fund
   Class A Shares                            Contractual  1.36% less net AFFE*  October 14, 2014  April 30, 2016
   Class C Shares                            Contractual  2.11% less net AFFE*  October 14, 2014  April 30, 2016
   Class R Shares                            Contractual  1.61% less net AFFE*  October 14, 2014  April 30, 2016
   Class R5 Shares                           Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2016
   Class R6 Shares                           Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2016
   Class Y Shares                            Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2016

Invesco Small Cap Growth Fund
   Class A Shares                            Contractual         2.00%            July 1, 2009    June 30, 2015
   Class B Shares                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class C Shares                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class R Shares                            Contractual         2.25%            July 1, 2009    June 30, 2015
   Class R5 Shares                           Contractual         1.75%            July 1, 2009    June 30, 2015
   Class R6 Shares                           Contractual         1.75%         September 24, 2012 June 30, 2015
   Class Y Shares                            Contractual         1.75%            July 1, 2009    June 30, 2015
   Investor Class Shares                     Contractual         2.00%            July 1, 2009    June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                            Contractual         1.50%            July 1, 2012    June 30, 2015
   Class B Shares                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class C Shares                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class R5 Shares                           Contractual         1.25%            July 1, 2012    June 30, 2015
   Class Y Shares                            Contractual         1.25%            July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European Growth Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                            Contractual     2.50%      July 1, 2009      June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                     Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco Global Growth Fund
   Class A Shares                            Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                            Contractual     3.00%    January 1, 2013     June 30, 2015
   Class C Shares                            Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                           Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                           Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                            Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                            Contractual     1.36%     August 1, 2012   February 29, 2016
   Class C Shares                            Contractual     2.11%     August 1, 2012   February 29, 2016
   Class R Shares                            Contractual     1.61%     August 1, 2012   February 29, 2016
   Class R5 Shares                           Contractual     1.11%     August 1, 2012   February 29, 2016
   Class R6 Shares                           Contractual     1.11%   September 24, 2012 February 29, 2016
   Class Y Shares                            Contractual     1.11%     August 1, 2012   February 29, 2016

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International Core Equity Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                            Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                           Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                     Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                            Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                            Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                           Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2013      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ -----------------
Invesco Select Opportunities Fund
   Class A Shares                            Contractual     1.51%     August 1, 2012   February 29, 2016
   Class C Shares                            Contractual     2.26%     August 1, 2012   February 29, 2016
   Class R Shares                            Contractual     1.76%     August 1, 2012   February 29, 2016
   Class R5 Shares                           Contractual     1.26%     August 1, 2012   February 29, 2016
   Class R6 Shares                           Contractual     1.26%   September 24, 2012 February 29, 2016
   Class Y Shares                            Contractual     1.26%     August 1, 2012   February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                            Contractual     1.62%   December 17, 2013  February 29, 2016
   Class C Shares                            Contractual     2.37%   December 17, 2013  February 29, 2016
   Class R Shares                            Contractual     1.87%   December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual     1.37%   December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual     1.37%   December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual     1.37%   December 17, 2013  February 29, 2016

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                            Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                            Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                            Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                            Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                           Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                           Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                            Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                            Contractual     2.00%      July 1, 2014      June 30, 2015
   Class B Shares                            Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                            Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                            Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                           Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                           Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                            Contractual     1.75%      July 1, 2014      June 30, 2015

Invesco China Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                            Contractual     2.25%      July 1, 2012      June 30, 2015
   Class B Shares                            Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                            Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                           Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                           Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                            Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual     1.85%      May 11, 2011    February 29, 2016
   Class C Shares                            Contractual     2.60%      May 11, 2011    February 29, 2016
   Class R Shares                            Contractual     2.10%      May 11, 2011    February 29, 2016
   Class R5 Shares                           Contractual     1.60%      May 11, 2011    February 29, 2016
   Class R6 Shares                           Contractual     1.60%   September 24, 2012 February 29, 2016
   Class Y Shares                            Contractual     1.60%      May 11, 2011    February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                         ------------ -------------------- ------------------ -----------------
Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares                            Contractual         1.24%           June 14, 2010    February 29, 2016
   Class B Shares                            Contractual         1.99%           June 14, 2010    February 29, 2016
   Class C Shares                            Contractual         1.99%           June 14, 2010    February 29, 2016
   Class R Shares                            Contractual         1.49%           June 14, 2010    February 29, 2016
   Class Y Shares                            Contractual         0.99%           June 14, 2010    February 29, 2016
   Class R5 Shares                           Contractual         0.99%           June 14, 2010    February 29, 2016
   Class R6 Shares                           Contractual         0.99%         September 24, 2012 February 29, 2016

Invesco Endeavor Fund
   Class A Shares                            Contractual         2.00%            July 1, 2009      June 30, 2015
   Class B Shares                            Contractual         2.75%            July 1, 2009      June 30, 2015
   Class C Shares                            Contractual         2.75%            July 1, 2009      June 30, 2015
   Class R Shares                            Contractual         2.25%            July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual         1.75%            July 1, 2009      June 30, 2015
   Class R6 Shares                           Contractual         1.75%         September 24, 2012   June 30, 2015
   Class Y Shares                            Contractual         1.75%            July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                            Contractual         2.00%            July 1, 2012      June 30, 2015
   Class B Shares                            Contractual         2.75%            July 1, 2012      June 30, 2015
   Class C Shares                            Contractual         2.75%            July 1, 2012      June 30, 2015
   Class Y Shares                            Contractual         1.75%            July 1, 2012      June 30, 2015
   Investor Class Shares                     Contractual         2.00%            July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual         1.40%            May 2, 2014     February 29, 2016
   Class C Shares                            Contractual         2.15%            May 2, 2014     February 29, 2016
   Class R Shares                            Contractual         1.65%            May 2, 2014     February 29, 2016
   Class Y Shares                            Contractual         1.15%            May 2, 2014     February 29, 2016
   Class R5 Shares                           Contractual         1.15%            May 2, 2014     February 29, 2016
   Class R6 Shares                           Contractual         1.15%            May 2, 2014     February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual  1.80% less net AFFE* December 17, 2013  February 29, 2016
   Class C Shares                            Contractual  2.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R Shares                            Contractual  2.05% less net AFFE* December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016

Invesco Global Market Neutral Fund
   Class A Shares                            Contractual         1.62%         December 17, 2013  February 29, 2016
   Class C Shares                            Contractual         2.37%         December 17, 2013  February 29, 2016
   Class R Shares                            Contractual         1.87%         December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual         1.37%         December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual         1.37%         December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual         1.37%         December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                            Contractual  1.80% less net AFFE* December 17, 2013  February 29, 2016
   Class C Shares                            Contractual  2.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R Shares                            Contractual  2.05% less net AFFE* December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual  1.55% less net AFFE* December 17, 2013  February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares                            Contractual    1.10%      March 31, 2006   February 29, 2016
   Class B Shares                            Contractual    1.85%      March 31, 2006   February 29, 2016
   Class C Shares                            Contractual    1.85%      March 31, 2006   February 29, 2016
   Class R5 Shares                           Contractual    0.85%     October 3, 2008   February 29, 2016
   Class R6 Shares                           Contractual    0.85%    September 24, 2012 February 29, 2016
   Class Y Shares                            Contractual    0.85%      March 31, 2006   February 29, 2016

Invesco Long/Short Equity Fund
   Class A Shares                            Contractual    1.87%    December 17, 2013  February 29, 2016
   Class C Shares                            Contractual    2.62%    December 17, 2013  February 29, 2016
   Class R Shares                            Contractual    2.12%    December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual    1.62%    December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual    1.62%    December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual    1.62%    December 17, 2013  February 29, 2016

Invesco Low Volatility Emerging Markets
  Fund
   Class A Shares                            Contractual    1.72%    December 17, 2013  February 29, 2016
   Class C Shares                            Contractual    2.47%    December 17, 2013  February 29, 2016
   Class R Shares                            Contractual    1.97%    December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual    1.47%    December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual    1.47%    December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual    1.47%    December 17, 2013  February 29, 2016

Invesco MLP Fund
   Class A Shares                            Contractual    1.50%     August 29, 2014   February 29, 2016
   Class C Shares                            Contractual    2.25%     August 29, 2014   February 29, 2016
   Class R Shares                            Contractual    1.75%     August 29, 2014   February 29, 2016
   Class R5 Shares                           Contractual    1.25%     August 29, 2014   February 29, 2016
   Class R6 Shares                           Contractual    1.25%     August 29, 2014   February 29, 2016
   Class Y Shares                            Contractual    1.25%     August 29, 2014   February 29, 2016

Invesco Macro International Equity Fund
   Class A Shares                            Contractual    1.43%    December 17, 2013  February 29, 2016
   Class C Shares                            Contractual    2.18%    December 17, 2013  February 29, 2016
   Class R Shares                            Contractual    1.68%    December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual    1.18%    December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual    1.18%    December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual    1.18%    December 17, 2013  February 29, 2016

Invesco Macro Long/Short Fund
   Class A Shares                            Contractual    1.87%    December 17, 2013  February 29, 2016
   Class C Shares                            Contractual    2.62%    December 17, 2013  February 29, 2016
   Class R Shares                            Contractual    2.12%    December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual    1.62%    December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual    1.62%    December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual    1.62%    December 17, 2013  February 29, 2016

Invesco Pacific Growth Fund
   Class A Shares                            Contractual    2.25%       July 1, 2012      June 30, 2015
   Class B Shares                            Contractual    3.00%       July 1, 2012      June 30, 2015
   Class C Shares                            Contractual    3.00%       July 1, 2012      June 30, 2015
   Class R Shares                            Contractual    2.50%       July 1, 2012      June 30, 2015
   Class R5 Shares                           Contractual    2.00%       July 1, 2012      June 30, 2015
   Class Y Shares                            Contractual    2.00%       July 1, 2012      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                         ------------ -------------------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares                            Contractual         0.89%         December 13, 2011  February 28, 2015
   Class C Shares                            Contractual         1.64%         December 13, 2011  February 28, 2015
   Class R Shares                            Contractual         1.14%         December 13, 2011  February 28, 2015
   Class R5 Shares                           Contractual         0.64%         December 13, 2011  February 28, 2015
   Class R6 Shares                           Contractual         0.64%         September 24, 2012 February 28, 2015
   Class Y Shares                            Contractual         0.64%         December 13, 2011  February 28, 2015

Invesco Premium Income Fund
   Class A Shares                            Contractual         1.05%           March 1, 2015    February 29, 2016
   Class C Shares                            Contractual         1.80%           March 1, 2015    February 29, 2016
   Class R Shares                            Contractual         1.30%           March 1, 2015    February 29, 2016
   Class R5 Shares                           Contractual         0.80%           March 1, 2015    February 29, 2016
   Class R6 Shares                           Contractual         0.80%           March 1, 2015    February 29, 2016
   Class Y Shares                            Contractual         0.80%           March 1, 2015    February 29, 2016

Invesco Select Companies Fund
   Class A Shares                            Contractual         2.00%            July 1, 2009      June 30, 2015
   Class B Shares                            Contractual         2.75%            July 1, 2009      June 30, 2015
   Class C Shares                            Contractual         2.75%            July 1, 2009      June 30, 2015
   Class R Shares                            Contractual         2.25%            July 1, 2009      June 30, 2015
   Class R5 Shares                           Contractual         1.75%            July 1, 2009      June 30, 2015
   Class Y Shares                            Contractual         1.75%            July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares                            Contractual  0.85% less net AFFE*    May 2, 2014     February 29, 2016
   Class C Shares                            Contractual  1.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R Shares                            Contractual  1.10% less net AFFE*    May 2, 2014     February 29, 2016
   Class Y Shares                            Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R5 Shares                           Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R6 Shares                           Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016

Invesco Unconstrained Bond Fund
   Class A Shares                            Contractual  1.04% less net AFFE*  October 14, 2014  February 29, 2016
   Class C Shares                            Contractual  1.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R Shares                            Contractual  1.29% less net AFFE*  October 14, 2014  February 29, 2016
   Class Y Shares                            Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R5 Shares                           Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R6 Shares                           Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                       ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                                          Contractual    1.50%       July 1, 2012    June 30, 2015
   Class B Shares                                          Contractual    2.25%       July 1, 2012    June 30, 2015
   Class C Shares                                          Contractual    2.25%       July 1, 2012    June 30, 2015
   Class R Shares                                          Contractual    1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares                                         Contractual    1.25%       July 1, 2012    June 30, 2015
   Class R6 Shares                                         Contractual    1.25%    September 24, 2012 June 30, 2015
   Class Y Shares                                          Contractual    1.25%       July 1, 2012    June 30, 2015

Invesco Global Real Estate Fund
   Class A Shares                                          Contractual    2.00%       July 1, 2009    June 30, 2015
   Class B Shares                                          Contractual    2.75%       July 1, 2009    June 30, 2015
   Class C Shares                                          Contractual    2.75%       July 1, 2009    June 30, 2015
   Class R Shares                                          Contractual    2.25%       July 1, 2009    June 30, 2015
   Class R5 Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2015
   Class R6 Shares                                         Contractual    1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                                          Contractual    1.75%       July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2013    June 30, 2015
   Class B Shares                                         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class C Shares                                         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                                         Contractual     1.25%      July 1, 2013    June 30, 2015
   Investor Class Shares                                  Contractual     1.50%      July 1, 2013    June 30, 2015

Invesco Limited Maturity Treasury Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2012    June 30, 2015
   Class A2 Shares                                        Contractual     1.40%      July 1, 2012    June 30, 2015
   Class R5 Shares                                        Contractual     1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                                         Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                                         Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                         Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                         Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                                        Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                                        Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                                         Contractual     1.40%      July 1, 2013    June 30, 2015
   Class C Shares                                         Contractual    1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                                         Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R5 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                                         Contractual     1.25%      July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                                        Contractual     1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                                         Contractual     1.25%      July 1, 2012    June 30, 2015
   Investor Class Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2013    June 30, 2015
   Class B Shares                                         Contractual    2.75%       July 1, 2013    June 30, 2015
   Class C Shares                                         Contractual    2.75%       July 1, 2013    June 30, 2015
   Class R Shares                                         Contractual    2.25%       July 1, 2013    June 30, 2015
   Class R5 Shares                                        Contractual    1.75%       July 1, 2013    June 30, 2015
   Class R6 Shares                                        Contractual    1.75%       July 1, 2013    June 30, 2015
   Class Y Shares                                         Contractual    1.75%       July 1, 2013    June 30, 2015

Invesco Comstock Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2015
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2015
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2015
   Class R Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2009     June 30, 2015
   Class B Shares                                         Contractual    2.75%      July 1, 2009     June 30, 2015
   Class C Shares                                         Contractual    2.75%      July 1, 2009     June 30, 2015
   Class R5 Shares                                        Contractual    1.75%      July 1, 2009     June 30, 2015
   Class Y Shares                                         Contractual    1.75%      July 1, 2009     June 30, 2015
   Investor Class Shares                                  Contractual    2.00%      July 1, 2009     June 30, 2015

Invesco Dividend Income Fund
   Class A Shares                                         Contractual    1.14%    September 1, 2014 August 31, 2015
   Class B Shares                                         Contractual    1.89%    September 1, 2014 August 31, 2015
   Class C Shares                                         Contractual    1.89%    September 1, 2014 August 31, 2015
   Class R5 Shares                                        Contractual    0.89%    September 1, 2014 August 31, 2015
   Class R6 Shares                                        Contractual    0.89%    September 1, 2014 August 31, 2015
   Class Y Shares                                         Contractual    0.89%    September 1, 2014 August 31, 2015
   Investor Class Shares                                  Contractual    1.14%    September 1, 2014 August 31, 2015

Invesco Gold & Precious Metals Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2009     June 30, 2015
   Class B Shares                                         Contractual    2.75%      July 1, 2009     June 30, 2015
   Class C Shares                                         Contractual    2.75%      July 1, 2009     June 30, 2015
   Class Y Shares                                         Contractual    1.75%      July 1, 2009     June 30, 2015
   Investor Class Shares                                  Contractual    2.00%      July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                                         Contractual    1.15%      July 15, 2013    July 31, 2015
   Class B Shares                                         Contractual    1.90%      July 15, 2013    July 31, 2015
   Class C Shares                                         Contractual    1.90%      July 15, 2013    July 31, 2015
   Class R Shares                                         Contractual    1.40%      July 15, 2013    July 31, 2015
   Class R5 Shares                                        Contractual    0.90%      July 15, 2013    July 31, 2015
   Class R6 Shares                                        Contractual    0.90%      July 15, 2013    July 31, 2015
   Class Y Shares                                         Contractual    0.90%      July 15, 2013    July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2012     June 30, 2015
   Class B Shares                                         Contractual    2.75%      July 1, 2012     June 30, 2015
   Class C Shares                                         Contractual    2.75%      July 1, 2012     June 30, 2015
   Class Y Shares                                         Contractual    1.75%      July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2012     June 30, 2015
   Class B Shares                                         Contractual    2.75%      July 1, 2012     June 30, 2015
   Class C Shares                                         Contractual    2.75%      July 1, 2012     June 30, 2015
   Class R5 Shares                                        Contractual    1.75%      July 1, 2012     June 30, 2015
   Class Y Shares                                         Contractual    1.75%      July 1, 2012     June 30, 2015
   Investor Class Shares                                  Contractual    2.00%      July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                                         Contractual    2.00%    February 12, 2010  June 30, 2015
   Class B Shares                                         Contractual    2.75%    February 12, 2010  June 30, 2015
   Class C Shares                                         Contractual    2.75%    February 12, 2010  June 30, 2015
   Class Y Shares                                         Contractual    1.75%    February 12, 2010  June 30, 2015

Invesco Value Opportunities Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2012     June 30, 2015
   Class B Shares                                         Contractual    2.75%      July 1, 2012     June 30, 2015
   Class C Shares                                         Contractual    2.75%      July 1, 2012     June 30, 2015
   Class R Shares                                         Contractual    2.25%      July 1, 2012     June 30, 2015
   Class R5 Shares                                        Contractual    1.75%      July 1, 2012     June 30, 2015
   Class Y Shares                                         Contractual    1.75%      July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                         ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                            Contractual    1.50%      July 1, 2012    June 30, 2015
   Class B Shares                            Contractual    2.25%      July 1, 2012    June 30, 2015
   Class C Shares                            Contractual    2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                           Contractual    1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                            Contractual    1.25%      July 1, 2012    June 30, 2015

Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                            Contractual    0.80%      July 1, 2013    June 30, 2015
   Class B Shares                            Contractual    1.55%      July 1, 2013    June 30, 2015
   Class C Shares                            Contractual    1.55%      July 1, 2013    June 30, 2015
   Class Y Shares                            Contractual    0.55%      July 1, 2013    June 30, 2015

Invesco Municipal Income Fund
   Class A Shares                            Contractual    1.50%      July 1, 2013    June 30, 2015
   Class B Shares                            Contractual    2.25%      July 1, 2013    June 30, 2015
   Class C Shares                            Contractual    2.25%      July 1, 2013    June 30, 2015
   Class Y Shares                            Contractual    1.25%      July 1, 2013    June 30, 2015
   Investor Class                            Contractual    1.50%      July 15, 2013   June 30, 2015

Invesco New York Tax Free Income Fund
   Class A Shares                            Contractual    1.50%      July 1, 2012    June 30, 2015
   Class B Shares                            Contractual    2.25%      July 1, 2012    June 30, 2015
   Class C Shares                            Contractual    2.25%      July 1, 2012    June 30, 2015
   Class Y Shares                            Contractual    1.25%      July 1, 2012    June 30, 2015

Invesco Tax-Free Intermediate Fund
   Class A Shares                            Contractual    1.50%      July 1, 2012    June 30, 2015
   Class A2 Shares                           Contractual    1.25%      July 1, 2012    June 30, 2015
   Class C Shares                            Contractual    2.25%      June 30, 2013   June 30, 2015
   Class R5 Shares                           Contractual    1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                            Contractual    1.25%      July 1, 2012    June 30, 2015

                           INVESCO MANAGEMENT TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                   Contractual    0.28%      July 1, 2014    December 31, 2015

                           INVESCO SECURITIES TRUST

                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                           ------------ -------------------- ----------------- -----------------
Invesco Balanced-Risk
  Aggressive Allocation Fund   Contractual  1.15% less net AFFE* January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                                         as of December 3, 2014

/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                         as of December 3, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                                  Contractual    0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                                        Contractual     0.17%     July 1, 2009    December 31, 2015
   Institutional Class                                    Contractual     0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class                              Contractual    0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class                               Contractual    0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                                          Contractual    1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                                         Contractual    0.30%/2/   July 1, 2009    December 31, 2015

Government TaxAdvantage Portfolio
   Cash Management Class                                  Contractual    0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                                        Contractual     0.17%     July 1, 2009    December 31, 2015
   Institutional Class                                    Contractual     0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class                              Contractual    0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class                               Contractual    0.39%/2/   July 1, 2009    December 31, 2015
   Reserve Class                                          Contractual    1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                                         Contractual    0.30%/2/   July 1, 2009    December 31, 2015

Liquid Assets Portfolio
   Cash Management Class                                  Contractual    0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                                        Contractual     0.17%     July 1, 2009    December 31, 2015
   Institutional Class                                    Contractual     0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class                              Contractual    0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class                               Contractual    0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                                          Contractual    1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                                         Contractual     0.34%     July 1, 2009    December 31, 2015

STIC Prime Portfolio
   Cash Management Class                                  Contractual    0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                                        Contractual     0.17%     July 1, 2009    December 31, 2015
   Institutional Class                                    Contractual     0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class                              Contractual    0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class                               Contractual    0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                                          Contractual    1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                                         Contractual    0.30%/2/   July 1, 2009    December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                                  Contractual    0.33%/2/   July 1, 2009    December 31, 2015
   Corporate Class                                        Contractual     0.28%     July 1, 2009    December 31, 2015
   Institutional Class                                    Contractual     0.25%     July 1, 2009    December 31, 2015
   Personal Investment Class                              Contractual    0.80%/2/   July 1, 2009    December 31, 2015
   Private Investment Class                               Contractual    0.50%/2/   July 1, 2009    December 31, 2015
   Reserve Class                                          Contractual    1.12%/2/   July 1, 2009    December 31, 2015
   Resource Class                                         Contractual    0.41%/2/   July 1, 2009    December 31, 2015

Treasury Portfolio
   Cash Management Class                                  Contractual    0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                                        Contractual     0.17%     July 1, 2009    December 31, 2015
   Institutional Class                                    Contractual     0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class                              Contractual    0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class                               Contractual    0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                                          Contractual    1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                                         Contractual    0.30%/2/   July 1, 2009    December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of December 3, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                          VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                         ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                           Contractual         2.00%           July 1, 2014    June 30, 2015
   Series II Shares                          Contractual         2.25%           July 1, 2014    June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                           Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                          Contractual         2.25%           July 1, 2012    June 30, 2015

Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                           Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2016
   Series II Shares                          Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2016

Invesco V.I. Comstock Fund
   Series I Shares                           Contractual         0.78%           May 1, 2013     April 30, 2016
   Series II Shares                          Contractual         1.03%           May 1, 2013     April 30, 2016

Invesco V.I. Core Equity Fund
   Series I Shares                           Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                          Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Diversified Dividend Fund
   Series I Shares                           Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                          Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Diversified Income Fund
   Series I Shares                           Contractual         0.75%           July 1, 2005    April 30, 2016
   Series II Shares                          Contractual         1.00%           July 1, 2005    April 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                           Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                          Contractual         2.25%           July 1, 2012    June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                           Contractual         1.50%           July 1, 2012    June 30, 2015
   Series II Shares                          Contractual         1.75%           July 1, 2012    June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                           Contractual         2.25%           July 1, 2012    June 30, 2015
   Series II Shares                          Contractual         2.50%           July 1, 2012    June 30, 2015

Invesco V.I. Global Health Care Fund
   Series I Shares                           Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                          Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                           Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                          Contractual         2.25%           May 1, 2013     June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of December 3, 2014


                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2013     June 30, 2015
   Series II Shares                                       Contractual    1.75%      May 1, 2013     June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                                        Contractual    0.78%      May 1, 2013     April 30, 2016
   Series II Shares                                       Contractual    1.03%      May 1, 2013     April 30, 2016

Invesco V.I. High Yield Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2014     June 30, 2015
   Series II Shares                                       Contractual    1.75%      May 1, 2014     June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                                        Contractual    2.25%      July 1, 2012    June 30, 2015
   Series II Shares                                       Contractual    2.50%      July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                                        Contractual    1.03%     April 30, 2014   April 30, 2015
   Series II Shares                                       Contractual    1.28%     April 30, 2014   April 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2015     June 30, 2015
   Series II Shares                                       Contractual    2.25%      May 1, 2015     June 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2015
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                        Contractual    2.00%      July 1, 2014    June 30, 2015
   Series II Shares                                       Contractual    2.25%      July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2013     June 30, 2015
   Series II Shares                                       Contractual    1.75%      May 1, 2013     June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                                        Contractual    2.00%      July 1, 2012    June 30, 2015
   Series II Shares                                       Contractual    2.25%      July 1, 2012    June 30, 2015

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2015
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2015
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2015
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2015

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                         as of December 3, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary      0.52%    August 27, 2012       N/A

                         INVESCO HIGH INCOME TRUST II

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco High Income Trust II                   Voluntary      1.10%    August 27, 2012  December 31, 2014

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Municipal Income Opportunities Trust        Voluntary      0.67%    August 27, 2012  December 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                                 ------------ ---------- ----------------- ----------
Invesco Quality Municipal Income Trust                Voluntary      0.50%   October 15, 2012     N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                                 ------------ ---------- ----------------- ----------
Invesco Trust for Investment Grade New York
  Municipals                                          Voluntary      0.69%    August 27, 2012     N/A

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Value Municipal Income Trust           Voluntary      0.46%   October 15, 2012  December 31, 2014
Invesco Value Municipal Income Trust           Voluntary      0.70%   January 1, 2015          N/A

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 10

                                      TO

                          SECOND AMENDED AND RESTATED
                   MASTER ADMINISTRATIVE SERVICES AGREEMENT

    This Amendment dated as of October 14, 2014, amends the Second Amended and Restated Master Administrative Services Agreement (the "Agreement"), dated July 1, 2006, by and between Invesco Advisers, Inc., a Delaware corporation, and AIM Growth Series (Invesco Growth Series), a Delaware statutory trust, is hereby amended as follows:

                             W I T N E S S E T H:

    WHEREAS, the parties desire to amend the Agreement to add Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund;

    NOW, THEREFORE, the parties agree that:

    1. Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "APPENDIX A
                                      TO
                          SECOND AMENDED AND RESTATED
                   MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                      OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

PORTFOLIOS                                       EFFECTIVE DATE OF AGREEMENT
----------                                       ---------------------------
Invesco Alternative Strategies Fund                  October 14, 2014
Invesco Balanced-Risk Retirement Now Fund            January 31, 2007
Invesco Balanced-Risk Retirement 2020 Fund           January 31, 2007
Invesco Balanced-Risk Retirement 2030 Fund           January 31, 2007
Invesco Balanced-Risk Retirement 2040 Fund           January 31, 2007
Invesco Balanced-Risk Retirement 2050 Fund           January 31, 2007
Invesco Global Low Volatility Equity Yield Fund      November 4, 2003
Invesco Growth Allocation Fund                       April 30, 2004
Invesco Income Allocation Fund                       October 31, 2005
Invesco International Allocation Fund                October 31, 2005
Invesco Mid Cap Core Equity Fund                     September 1, 2001
Invesco Moderate Allocation Fund                     April 30, 2004
Invesco Multi-Asset Inflation Fund                   October 14, 2014
Invesco Conservative Allocation Fund                 April 29, 2005
Invesco Small Cap Growth Fund                        September 11, 2000
Invesco Convertible Securities Fund                  February 12, 2010
Invesco U.S. Mortgage Fund                           February 12, 2010

    The Administrator may receive from each Portfolio reimbursement for costs or reasonable compensation for such services as follows:

      RATE*                                                NET ASSETS
      -----                                            ------------------
      0.023%                                           First $1.5 billion
      0.013%                                           Next $1.5 billion
      0.003%                                           Over $3 billion

    * Annual minimum fee is $50,000. An additional $5,000 per class of shares is charged for each class other than the initial class. The $5,000 class fee is waived for any of the above Portfolios with insufficient assets to result in the payment of more than the minimum fee of $50,000."

   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

                                                INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         --------------------------------       -------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                AIM GROWTH SERIES
                                                (INVESCO GROWTH SERIES)

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         --------------------------------       -------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

    This Amendment dated as of October 14, 2014, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Growth Series (Invesco Growth Series), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

    WHEREAS, the Trust desires to amend the Agreement to add Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund;

    NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     Funds

                 Invesco Alternative Strategies Fund
                 Invesco Balanced-Risk Retirement Now Fund
                 Invesco Balanced-Risk Retirement 2020 Fund
                 Invesco Balanced-Risk Retirement 2030 Fund
                 Invesco Balanced-Risk Retirement 2040 Fund
                 Invesco Balanced-Risk Retirement 2050 Fund
                 Invesco Global Low Volatility Equity Yield Fund Invesco Growth Allocation Fund
                 Invesco Income Allocation Fund
                 Invesco International Allocation Fund
                 Invesco Mid Cap Core Equity Fund
                 Invesco Moderate Allocation Fund
                 Invesco Multi-Asset Inflation Fund
                 Invesco Conservative Allocation Fund
                 Invesco Small Cap Growth Fund
                 Invesco Convertible Securities Fund
                 Invesco U.S. Mortgage Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                             INVESCO ADVISERS, INC.

                                             Adviser

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer, Funds
                                                  Senior Vice President, Fund
                                                  Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                          INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                          GMBH

                                          Sub-Adviser

                                          By:     /s/ A. Lehmann   /s/ Z. Reiger
                                                  ------------------------------
                                          Name:   A. Lehmann       Z. Reiger
                                          Title:  Managing Director   Procurator

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ M. McLoughlin
                                                  ------------------------------
                                          Name:   M. McLoughlin
                                          Title:  Managing Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                     INVESCO AUSTRALIA LIMITED

                                     Sub-Adviser

                                     By:     /s/ Nick Burrell /s/ Mark Yesberg
                                             -----------------------------------
                                     Name:   Nick Burrell   Mark Yesberg
                                     Title:  Company Secretary  Director

                                     INVESCO HONG KONG LIMITED

                                     Sub-Adviser

                                     By:     /s/ Fanny Lee /  /s/ Gracie Liu
                                             -----------------------------------
                                     Name:   Fanny Lee  /  Gracie Liu
                                     Title:  Director /  Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary and General Counsel

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

    This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

    For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

    Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

    It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

    Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

    IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL*
---------                                          ----------------- ----------------
Invesco American Franchise Fund                    February 12, 2010
Invesco California Tax-Free Income Fund            February 12, 2010
Invesco Core Plus Bond Fund                          June 2, 2009
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010
Invesco Equity and Income Fund                     February 12, 2010
Invesco Floating Rate Fund                          April 14, 2006
Invesco Global Real Estate Income Fund               March 9, 2007
Invesco Growth and Income Fund                     February 12, 2010
Invesco Low Volatility Equity Yield Fund            March 31, 2006
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010
Invesco S&P 500 Index Fund                         February 12, 2010
Invesco Small Cap Discovery Fund                   February 12, 2010
Invesco Strategic Real Return Fund                  April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL*
---------                                          ----------------- ----------------
Invesco Charter Fund                                 June 21, 2000
Invesco Diversified Dividend Fund                  December 28, 2001
Invesco Summit Fund                                  July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco European Small Company Fund                 August 30, 2000
Invesco Global Core Equity Fund                    December 27, 2000
Invesco International Small Company Fund            August 30, 2000
Invesco Small Cap Equity Fund                       August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL*
----                                             ------------------ ----------------
Invesco Convertible Securities Fund              February 12, 2010
Invesco Global Low Volatility Equity Yield Fund  September 1, 2001
Invesco Mid Cap Core Equity Fund                 September 1, 2001
Invesco Small Cap Growth Fund                    September 11, 2000
Invesco U.S. Mortgage Fund                       February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco Asia Pacific Growth Fund                     June 21, 2000
Invesco European Growth Fund                         June 21, 2000
Invesco Global Growth Fund                           June 21, 2000
Invesco Global Opportunities Fund                   August 1, 2012
Invesco Global Small & Mid Cap Growth Fund           June 21, 2000
Invesco International Core Equity Fund             November 25, 2003
Invesco International Growth Fund                    June 21, 2000
Invesco Select Opportunities Fund                   August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                              ------------------ ----------------
Invesco All Cap Market Neutral Fund               December 17, 2013
Invesco Balanced-Risk Allocation Fund                May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund   November 29, 2010
Invesco China Fund                                  March 31, 2006
Invesco Developing Markets Fund                   September 1, 2001
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010
Invesco Emerging Markets Equity Fund                 May 11, 2011
Invesco Endeavor Fund                              November 4, 2003
Invesco Global Health Care Fund                   September 1, 2001
Invesco Global Infrastructure Fund                   May 2, 2014
Invesco Global Market Neutral Fund                December 17, 2013
Invesco Global Markets Strategy Fund              September 26, 2012
Invesco Global Targeted Returns Fund              December 17, 2013
Invesco International Total Return Fund             March 31, 2006
Invesco Long/Short Equity Fund                    December 17, 2013
Invesco Low Volatility Emerging Markets Fund      December 17, 2013
Invesco MLP Fund                                    April 30, 2014
Invesco Macro International Equity Fund           December 17, 2013
Invesco Macro Long/Short Fund                     December 17, 2013
Invesco Pacific Growth Fund                       February 12, 2010
Invesco Premium Income Fund                       December 13, 2011
Invesco Select Companies Fund                      November 4, 2003
Invesco Strategic Income Fund                        May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                              ------------------ ----------------
Invesco Corporate Bond Fund                       February 12, 2010
Invesco Global Real Estate Fund                     April 29, 2005
Invesco High Yield Fund                              June 1, 2000
Invesco Limited Maturity Treasury Fund               June 1, 2000
Invesco Money Market Fund                            June 1, 2000
Invesco Real Estate Fund                          September 11, 2000
Invesco Short Term Bond Fund                       August 29, 2002
Invesco U.S. Government Fund                         June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco American Value Fund                        February 12, 2010
Invesco Comstock Fund                              February 12, 2010
Invesco Dividend Income Fund                       November 25, 2003
Invesco Energy Fund                                November 25, 2003
Invesco Gold & Precious Metals Fund                November 25, 2003
Invesco Mid Cap Growth Fund                        February 12, 2010
Invesco Small Cap Value Fund                       February 12, 2010
Invesco Technology Fund                            November 25, 2003
Invesco Technology Sector Fund                     February 12, 2010
Invesco Value Opportunities Fund                   February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco High Yield Municipal Fund                  February 12, 2010
Invesco Intermediate Term Municipal Income Fund    February 12, 2010
Invesco Municipal Income Fund                      February 12, 2010
Invesco New York Tax Free Income Fund              February 12, 2010
Invesco Tax-Exempt Cash Fund                         June 1, 2000
Invesco Tax-Free Intermediate Fund                   June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Premier Portfolio                                  November 25, 2003
Premier Tax-Exempt Portfolio                       November 25, 2003
Premier U.S. Government Money Portfolio            November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL*
----                                               ----------------- ----------------
Invesco V.I. American Franchise Fund               February 12, 2010
Invesco V.I. American Value Fund                   February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund            May 1, 2000
Invesco V.I. Comstock Fund                         February 12, 2010
Invesco V.I. Core Equity Fund                         May 1, 2000
Invesco V.I. Diversified Dividend Fund             February 9, 2010
Invesco V.I. Diversified Income Fund                  May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010
Invesco V.I. Equity and Income Fund                February 12, 2010
Invesco V.I. Global Core Equity Fund               February 10, 2010
Invesco V.I. Global Health Care Fund                April 30, 2004
Invesco V.I. Global Real Estate Fund                April 30, 2004
Invesco V.I. Government Securities Fund               May 1, 2000
Invesco V.I. Growth and Income Fund                February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                          May 1, 2000
Invesco V.I. International Growth Fund                May 1, 2000
Invesco V.I. Managed Volatility Fund                 April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund              September 10, 2001
Invesco V.I. Mid Cap Growth Fund                   February 12, 2010
Invesco V.I. Money Market Fund                        May 1, 2000
Invesco V.I. S&P 500 Index Fund                    February 12, 2010
Invesco V.I. Small Cap Equity Fund                 September 1, 2003
Invesco V.I. Technology Fund                         April 30, 2004
Invesco V.I. Value Opportunities Fund              September 10, 2001

                           INVESCO MANAGEMENT TRUST

FUND                                                  EFFECTIVE DATE COMMITTED UNTIL*
----                                                  -------------- ----------------
Invesco Conservative Income Fund                      June 26, 2014

                           INVESCO SECURITIES TRUST

FUND                                                   EFFECTIVE DATE  COMMITTED UNTIL*
----                                                  ---------------- ----------------
Invesco Balanced-Risk Aggressive Allocation Fund      January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                                  EFFECTIVE DATE COMMITTED UNTIL*
----                                                  -------------- ----------------
Government & Agency Portfolio                          June 1, 2000
Government TaxAdvantage Portfolio                      June 1, 2000
Liquid Assets Portfolio                                June 1, 2000
STIC Prime Portfolio                                   June 1, 2000
Tax-Free Cash Reserve Portfolio                        June 1, 2000
Treasury Portfolio                                     June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 6

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 26, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Management Trust, on behalf of its series portfolio, Invesco Conservative Income Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to add Invesco Management Trust to the Contract and the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

      The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ ANDREW SCHLOSSBERG
        ----------------------------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 7

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 14, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Unconstrained Bond Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds) Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund, series portfolios of AIM Growth Series (Invesco Growth Series) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to add the Funds to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

      The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund, series portfolios of AGS, Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

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INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ ANDREW SCHLOSSBERG
        ----------------------------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US STRATEGY AND MARKETING

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